Acquisitions (Allocation Of Acquisition Costs) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash (includes $62 million held in escrow at December 31, 2011)	$ 230	$ 160	$ 427
Estimated fair value of deferred/contingent consideration	46	33	81
Total Consideration	360
Cash and cash equivalents	22
Accounts receivable, net	8
Other current assets	0
Property, plant, and equipment	5
Intangible assets	147
Goodwill	226
Other assets	5
Total assets acquired	413
Current liabilities	13
Other liabilities	40
Total liabilities assumed	53
Net assets acquired	360
Current Year Acquisitions [Member]
Cash (includes $62 million held in escrow at December 31, 2011)	314
Estimated fair value of deferred/contingent consideration	46
Total Consideration	$ 360